Description of business and summary of significant accounting policies	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Description of Business and Summary of Significant Accounting Policies

(1) Description of Business and Summary of Significant Accounting Policies

(a) Description of Business

EVO, Inc. is a Delaware corporation whose primary asset is its ownership of approximately 21.7% of the membership interests of EVO, LLC as of June 30, 2018. EVO, Inc. was incorporated on April 20, 2017 for the purpose of completing the Reorganization Transactions, in order to carry on the business of EVO, LLC and to consummate the IPO. EVO, Inc. is the sole managing member of EVO, LLC and operates and controls all of the businesses and affairs conducted by the Group.

The Company is a leading payment technology and services provider, offering an array of innovative, reliable, and secure payment solutions to merchants across North America and Europe. The Company supports all major card types in the markets it serves.

The Company provides card-based payment processing services to small and middle market merchants, multinational corporations, government agencies, and other business and nonprofit enterprises located throughout North America and Europe. These services enable merchants to accept credit and debit cards and other electronic payment methods as payment for their products and services by providing terminal devices, card authorization, data capture, funds settlement, risk management, fraud detection, and chargeback services. As of June 30, 2018, the Company serviced over 550,000 merchants, had the ability to process across 50 markets and operated two reportable segments: North America and Europe.

Since 2012, the Company has acquired and established various interests in entities that expanded the Company’s presence in North America and Europe. Most of these acquisitions were financed by an increase in the Company’s bank credit facilities.

(b) Basis of Presentation and Use of Estimates

The accompanying unaudited condensed consolidated balance sheets as of June 30, 2018, the unaudited condensed consolidated statements of operations and comprehensive (loss) income for the three and six months ended June 30, 2018 and 2017, the unaudited condensed consolidated statement of changes in equity for the six months ended June 30, 2018, and the unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2018 and 2017 reflect all adjustments that are of a normal, recurring nature and that are considered necessary for a fair presentation of the results for the periods shown in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and the applicable rules and regulations of the Securities Exchange Commission (“SEC”) for interim financial reporting periods. Accordingly, certain information and footnote disclosures have been condensed or omitted in accordance with SEC rules that would ordinarily be required under U.S. GAAP for complete financial statements. The unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s final prospectus filed with the SEC on May 24, 2018 (the “Prospectus”) for the offering of Class A common stock (the “Class A common stock”). See Note 15, “Shareholders’ Equity,” to the unaudited condensed consolidated financial statements for information regarding the Reorganization Transactions and the IPO.

The preparation of the unaudited condensed consolidated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported assets and liabilities, the disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements, and the reported amounts of revenue and expenses during the period.

Accordingly, actual results could differ from those estimates. Estimates are used for accounting purposes including, but not limited to, calculating redeemable non-controlling interests, calculating income taxes, and calculating the valuation of long lived assets.

(c) Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements include the accounts of the Company. As sole managing member of EVO, LLC, EVO, Inc. exerts control over the Group. In accordance with Accounting Standards Codification (“ASC”) 810, Consolidation , EVO, Inc. consolidates the Group’s unaudited condensed consolidated financial statements and records the interests in EVO, LLC that it does not own as non-controlling interests. All intercompany accounts and transactions have been eliminated in consolidation. The Company accounts for investments over which it has significant influence but not a controlling financial interest using the equity method of accounting.

(d) Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents include all cash balances and highly liquid securities with original maturities of three months or less when acquired. Cash balances often exceed federally insured limits; however, concentration of credit risk is limited due to the payment of funds on the day following receipt in satisfaction of the settlement process. Included in cash and cash equivalents are merchant reserve cash balances, which represent funds collected from the Company’s merchants that serve as collateral to minimize contingent liabilities associated with any losses that may occur under the respective merchant agreements (“Merchant Reserves”). While this cash is not restricted in its use, the Company believes that maintaining the Merchant Reserves to collateralize merchant losses strengthens its fiduciary standings with its card network sponsors (“Member Banks”) and is in accordance with the guidelines set by the card networks. As of June 30, 2018, and December 31, 2017, Merchant Reserves were $107.5 million and $111.3 million, respectively.

(e) Earnings Per Share

Basic earnings per Class A common stock is computed by dividing the net income attributable to EVO, Inc. by the weighted average number of Class A common stock outstanding from May 23, 2018 to June 30, 2018. Diluted earnings per Class A common stock is calculated by dividing the net income attributable to EVO, Inc. by the diluted weighted average Class A common stock outstanding during the period, which includes stock options, restricted stock units (“RSUs”), unit appreciation rights (“UARs”), restricted stock awards (“RSAs”), and LLC Interests corresponding to each Class C common share and Class D common share that are convertible into shares of Class A common stock for the period after the closing of the IPO. The dilutive effect of outstanding share-based compensation awards, if any, is reflected in diluted earnings per Class A common stock by application of the treasury stock method or if-converted method, as applicable. Refer to Note 2, “Earnings Per Share,” for further information on net income (loss) per Class A common stock.

(f) Settlement Processing Assets and Liabilities

In certain markets, the Company is a member of various card networks, allowing it to process and fund transactions without third party sponsorship. In other markets, the Company has financial institution sponsors Member Banks for whom the Company facilitates payment transactions. These arrangements allow the Company to route transactions under the Member Banks’ control and identification numbers to clear card transactions through card networks.

A summary of these amounts are as follows:

	June 30, 2018	December 31, 2017
	(In thousands)

Settlement processing assets:
Receivable from card networks	$311,900	$342,803
Receivable from merchants	118,023	96,466

Totals	$429,923	$439,269

Settlement processing obligations:
Settlement liabilities	$(359,242)	$(372,642)
Merchant reserves	(107,535)	(111,876)

Totals	$(466,777)	$(484,518)

(g) Revenue Recognition

The Company recognizes revenue when (1) it is realized or realizable and earned, (2) there is persuasive evidence of an arrangement, (3) delivery and performance has occurred, (4) there is a fixed or determinable sales price, and (5) collection is reasonably assured.

The Company primarily earns revenue from payment processing services. Payment processing service revenue is based on a percentage of transaction value and on specified amounts per transaction or service, and is recognized as such services are performed.

The Company also earns revenue from the sale and rental of electronic point of sale (“POS”) equipment. Revenue from the sale of these products is recognized when goods are shipped and title passes to the customer. Revenue from the rental of electronic POS equipment is recognized monthly as earned. These revenues are presented in “Processing and other revenue” in the below table and totaled $11.1 million and $10.1 million for the three months ended June 30, 2018 and 2017, respectively. These revenues totaled $21.4 million and $19.5 million for the six months ended June 30, 2018 and 2017 respectively. Such rental arrangements are considered multiple element arrangements. The Company follows guidance in ASC 605-25, Revenue Recognition – Multiple-Element Arrangements . However, because the non-processing elements are primarily accounted for as rentals with a similar delivery pattern, the elements have the same revenue recognition timing. Commissions, payable to referral and reseller partners, are recognized as incurred.

A summary of revenue is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	(In thousands)		(In thousands)
Processing and other revenue	$480,268	$437,823	$921,004	$827,372
Interchange and card network fees	(281,195)	(257,149)	(537,504)	(482,683)

Subtotal	199,073	180,674	383,500	344,689
Commissions	(41,641)	(39,904)	(80,640)	(78,810)
Card network processing costs and other	(16,541)	(16,871)	(33,687)	(32,360)

Revenue	$140,891	$123,899	$269,173	$233,519

(h) Share-Based Compensation

The Company accounts for share-based compensation transactions with employees in accordance with ASC 718, Compensation: Stock Compensation . ASC 718 requires a share-based compensation transaction with employees to be measured based on the fair value of the awards issued. The existing awards had a performance condition contingent on the IPO as well as other metrics. These awards were modified on the IPO date by the compensation committee of the board of directors and the modified awards were fair valued on that date based on the IPO price per share of Class A common stock. The majority of these awards were fully time-vested; the Company recorded compensation expense to fully recognize the life to date value of these awards. With respect to equity awards issued as compensation in connection with the Reorganization Transactions and the IPO pursuant to the 2018 Omnibus Equity Incentive Plan, the fair value of the stock option awards are determined through the application of the Black-Scholes model. The fair value of the RSUs was determined based on the IPO per share price or the market price at the time of grant. The fair value of awards granted to employees is expensed based on the vesting conditions of the awards. Refer to Note 16, “Stock Compensation Plans and Share-Based Awards,” for further information on the equity awards.

(i) Recent Accounting Pronouncements

New accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Company are adopted as of the specified effective date. Unless otherwise discussed, management believes that the impact of recently issued standards that are not yet effective will not have a material impact on the Company’s unaudited condensed consolidated financial statements upon adoption.

In January 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-04, Intangibles – Goodwill and Other . This update simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. The amendments in this update are effective for annual or interim goodwill impairment tests in fiscal years beginning after December 15, 2021. The Company has early adopted ASU 2017-04 on a prospective basis, effective January 1, 2018. The adoption of this standard did not have a material impact on the Company’s unaudited condensed consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Cash Receipts and Cash Payments . This update addresses eight specific cash flow issues with the objective of reducing the existing diversity in cash flow presentation practices. The amendment is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company is evaluating the impact of this ASU on the Company’s unaudited condensed consolidated statement of cash flows.

In March 2016, the FASB issued ASU 2016-09, Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting . This update simplifies several aspects of the accounting for share-based payments, including the accounting for excess tax benefits and deficiencies, forfeitures, and statutory tax withholding requirements, as well as classification on the statement of cash flows related to excess tax benefits and employee taxes paid when an employer withholds shares for tax-withholding purposes. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods beginning after December 15, 2018. Early adoption is permitted. An entity that elects early adoption must adopt all of the amendments in the same period. The Company is currently evaluating the potential effects of adoption of ASU 2016-09 on the Company’s unaudited condensed consolidated financial statements.

In March, April and May 2016, the FASB issued ASU 2016-08, 2016-10 and 2016-12, Revenue from Contracts with Customers . These updates clarify certain definitions and topics with respect to ASU 2014-09. In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers . This ASU supersedes the revenue recognition requirements in ASC 605, Revenue Recognition . The new standard provides a five-step analysis of transactions to determine when and how revenue is recognized, based upon the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new standard also requires additional disclosures regarding the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The new standard, as amended, is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years, with early adoption permitted. Companies are permitted to either apply the requirements retrospectively to all prior periods presented, or apply the requirements in the year of adoption, through a cumulative adjustment. The Company has performed a review of the requirements of the new revenue standard and is monitoring the activity of the FASB and the transition resource group as it relates to specific interpretive guidance. EVO, LLC has engaged internal and external resources to assess the impact of the adoption of the new standard on the Company’s financial statements. The Company is analyzing customer contracts and applying the five-step model of the new standard to each contract. The new standard may cause changes to the amount and timing of revenue recognition resulting in a change to the Company’s current accounting practices. Additionally, the Company may be required to capitalize costs to obtain contracts with customers and amortize such costs over the useful life of the contract. The Company anticipates adopting the new revenue standard on January 1, 2019 using the modified retrospective approach.

In February 2016, the FASB issued ASU 2016-02, Leases. This standard aims to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The new standard is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early application of this ASU is permitted for all entities. The Company is evaluating the impact of this ASU on the unaudited condensed consolidated results of operations and financial condition.

Predecessor
Description of Business and Summary of Significant Accounting Policies

(1) Description of business and summary of significant accounting policies

(a) Description of business

EVO Investco, LLC (“EVO LLC”) and its subsidiaries are referred to herein collectively as the “Company” or “EVO” unless the context requires otherwise.

The Company provides card-based payment processing services to small to middle market merchants, multinational corporations, government agencies, and other business and nonprofit enterprises located throughout North America and Europe. These services enable merchants to accept credit and debit cards, as well as other electronic payment methods as payment for their products and services, by providing the terminal devices, card authorization, data capture, funds settlement, risk management, fraud detection, and chargeback services. As of December 31, 2017, the Company services over 525,000 merchants and has the ability to process across 50 markets and operates two reportable segments: North America and Europe.

The Company markets its services through diverse channels, including international, national, and regional sales teams and third-party reseller partners. The Company also has relationships with a broad range of referral partners that include banks, independent software vendors, payment facilitators, independent sales organizations (“ISOs”) and trade associations as well as arrangements with processors.

Since 2012, the Company acquired and established various interests in entities that expanded the Company’s presence in North America and Europe. Most of these acquisitions were facilitated by an increase in the Company’s bank credit commitments.

(b) Basis of presentation and use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.

Accordingly, actual results could differ from those estimates. Estimates are used when accounting for, but not limited to, redeemable non-controlling interest, income taxes, and valuation of long lived assets.

For the year ended December 31, 2017, the Company recorded certain prior period adjustments to components of Total deficit. The impact of these corrections increased the Accumulated deficit by $29.9 million, decreased Accumulated other comprehensive loss by $13.7 million, and increased Nonredeemable non-controlling interest by $16.2 million. These adjustments were made to (1) reclassify prior period distributions from Nonredeemable non-controlling interest into Redeemable non-controlling interest, and (2) to reclassify prior period foreign currency translation adjustment associated with Redeemable non-controlling interest. On the consolidated statement of changes in members’ deficit this activity was recognized in the Foreign currency translation and other adjustments for the year ended December 31, 2017. The aforementioned adjustments had no impact on Total deficit.

(c) Principles of consolidation

The accompanying consolidated financial statements include the accounts of EVO LLC and its majority owned and/or controlled subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The Company accounts for investments over which it has significant influence but not a controlling financial interest using the equity method of accounting.

(d) Cash and cash equivalents and restricted cash

Cash and cash equivalents include all cash balances and highly liquid securities with original maturities of three months or less when acquired. Cash balances often exceed federally insured limits; however, concentration of credit risk is limited due to the payment of funds on the day following receipt in satisfaction of the settlement process. Included in cash and cash equivalents are merchant reserve cash balances, which represent funds collected from the Company’s merchants that serve as collateral to minimize contingent liabilities associated with any losses that may occur under the respective merchant agreement (“Merchant Reserves”). While this cash is not restricted in its use, the Company believes that designating this cash to collateralize Merchant Reserves strengthens its fiduciary standings with member sponsors and is in accordance with the guidelines set by the card networks. As of December 31, 2017 and 2016, Merchant Reserves were $111.3 million and $121.4 million, respectively.

(e) Accounts receivable and other receivables

Receivable balances are stated net of allowance for doubtful accounts. Accounts receivable consists of amounts of foreign value added taxes to be recovered during regular business operation and amounts due from ISOs and merchants related to the sale of point of sale (“POS”) equipment and peripherals.

Included in other receivables as of December 31, 2017 and 2016 is an amount of value added taxes of $32.1 million and $31.6 million, respectively, due from the Mexican tax authority to recover as part of the business acquisition in Mexico with a corresponding liability that has been included in accounts payable to be paid to the seller. Also included in other receivables are advances to merchants and other revenues due to the Company.

The Company periodically evaluates its accounts receivable and other receivables for collectability. The Company reviews historical loss experience, the financial position of its customers and known or expected trends when estimating the allowance for doubtful accounts. As of December 31, 2017 and 2016, there was no allowance for doubtful accounts.

(f) Inventory

Inventory, consisting primarily of electronic POS terminals and prepaid mobile phone cards, is stated at the lower of cost or net realizable value. Cost is determined by using the first-in first-out “FIFO” method.

(g) Settlement processing assets and liabilities

In certain markets, the Company is a member of various card networks, allowing it to process and fund transactions without third party sponsorship. In other markets, the Company has financial institution sponsors (“Member Banks”) where the Company facilitates payment transactions. These arrangements allow the Company to route transactions under the Member Banks’ control and identification numbers to clear card transactions through card networks.

Funds settlement refers to the process of transferring funds for sales and credits between card issuers and merchants. The standards of the card networks restrict non-members from performing funds settlement or accessing merchant settlement funds, and, instead, require that these funds be in the possession of the Member Banks until the merchant is funded. However, in certain markets and in accordance with the terms of the Company’s Bank Sponsorship Agreements with its Member Banks, funds settlement generally follows a net settlement process.

Timing differences, interchange expense, Merchant Reserves, and exception items cause differences between the amount the Member Banks receives from the card networks and the amount funded to the merchants. Settlement processing assets and obligations represent intermediary balances arising in the settlement process.

A summary of these amounts as of December 31, 2017 and 2016 are as follows:

	2017	2016
	(In thousands)

Settlement processing assets:
Receivable from card networks	$342,803	$243,409
Receivable from merchants	96,466	58,221

Totals	$439,269	$301,630

Settlement processing obligations:
Settlement liabilities	$(372,642)	$(272,181)
Merchant reserves	(111,876)	(121,387)

Totals	$(484,518)	$(393,568)

(h) Deferred costs

In 2016 the Company began incurring costs in connection with the filing of its Registration Statement on Form S-1, which are deferred in other assets in accordance with ASC 505-10-25, Equity—Recognition in the consolidated balance sheets. Initial public offering (“IPO”) costs consist of legal, accounting, and other costs directly related to the Company’s efforts to raise capital through an IPO. If the IPO is consummated, these deferred costs will be offset against proceeds received from the offering. Should the Company terminate or more than temporarily delay its planned offering, these costs will be expensed in the consolidated statements of operations and comprehensive income (loss).

The Company has capitalized $6.4 million and $0.6 million as of December 31, 2017 and 2016, respectively.

(i) Equipment and improvements

Equipment and improvements are stated at cost less accumulated depreciation. Card processing, office equipment, computer software, and furniture and fixtures are depreciated over their respective estimated useful lives, on a straight line basis. Leasehold improvements are depreciated over the lesser of the estimated useful life of the asset or the lease term. Maintenance and repairs which do not extend the useful life of the respective assets are charged to expense as incurred.

(j) Deferred financing costs

The costs associated with obtaining debt financing are capitalized and amortized over the term of the related debt. Such costs are shown as a reduction of the long-term debt.

(k) Goodwill and intangible assets

The Company regularly evaluates whether events and circumstances have occurred that indicate the carrying amounts of goodwill, acquired merchant contract portfolios and other intangible assets may not be recoverable. Goodwill represents the excess of cost over fair value of identifiable tangible and intangible net assets acquired through acquisitions. The Company evaluates its goodwill and indefinite lived intangible assets for impairment annually as of October 1, or more frequently as circumstances warrant.

The Company has the option to perform a qualitative assessment of impairment or a two-step approach to determine whether events or circumstances have occurred giving rise to the need for further quantitative testing. If the Company decides that it is appropriate to perform a qualitative assessment, management first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. A qualitative assessment would include consideration of macroeconomic condition, industry and market considerations, changes in certain costs, overall financial performance, and other relevant entity specific events. If the Company concludes that the fair value of a reporting unit more likely than not exceeds its carrying value, no further evaluation is necessary. If the Company concludes that the carrying value of a reporting unit more likely than not exceeds the fair value, management is required to perform the two step process.

In the first step, the fair value for the reporting unit is compared to its carrying value including goodwill. In the event that the fair value of the reporting unit was determined to be less than the carrying value, a second step is performed which compares the implied fair value of the reporting unit’s goodwill to the carrying value of the goodwill. The implied fair value for the goodwill is determined based on the difference between the fair value of the reporting unit and the fair value of the net identifiable assets. If the implied fair value of the goodwill is less than its carrying value, the difference is recognized as an impairment.

The Company has two reporting units: North America and Europe.

Finite-lived assets include merchant contract portfolios, marketing alliance agreements, trademarks, internally developed software and non-competition agreements stated net of accumulated amortization or impairment charges and foreign currency translation adjustments.

Merchant contract portfolios consist of merchant contracts acquired from third parties that will generate revenue for the Company. The useful lives of merchant contract portfolios are determined using forecasted cash flows, based on, among other factors, estimates of revenue, expenses, and merchant attrition associated with the underlying portfolio of merchant accounts. The useful lives are determined based upon the period of time over which a significant portion of the economic value of such assets are expected to be realized. The useful life of merchant contract portfolios is 7 to 19 years. Amortization of merchant contract portfolios is accelerated based on the present value of the portfolios’ forecasted cash flows.

Acquired marketing alliance agreements and certain acquired trademarks are amortized on a straight-line basis over 5 to 21 years.

Internally developed software has a useful life of 3 to 7 years using the straight-line method. Factors such as obsolescence, technology, competition, and other economic factors have been considered when determining the useful life of internally developed software. Capitalization of internally developed software occurs in costs associated with the developmental phase of a project, and amortization commences when the software is ready to be placed into use by the Company. Expenses incurred before the completion of the preliminary project stage are expensed as incurred.

Non-competition agreements are amortized on a straight-line basis over 2 to 4 years.

When factors indicate that long-lived assets should be evaluated for possible impairment, the Company assesses its recoverability by determining whether the carrying value will be recovered through its future undiscounted cash flows and from its ongoing use, and if applicable, its eventual disposition. When the carrying value exceeds its fair value, an impairment loss is recognized in an amount equal to the difference.

For the years ended December 31, 2017 and 2016, there was no goodwill or long-lived asset impairment.

(l) Revenue recognition

The Company recognizes revenue when (1) it is realized or realizable and earned, (2) there is persuasive evidence of an arrangement, (3) delivery and performance has occurred, (4) there is a fixed or determinable sales price, and (5) collection is reasonably assured.

The Company primarily earns revenue from payment processing services. Payment processing service revenue is based on a percentage of transaction value or on a specified amount per transaction or related services, and is recognized as such services are performed.

The Company also earns revenue in North America and Europe from sales and rental of electronic POS equipment. Revenue from the sale of these products is recognized when goods are shipped and title passes to the customer. Revenue from the rental of electronic point-of-sale equipment is recognized monthly as earned. These revenues are presented in “Processing and other revenue” in the below table and totaled $36.2 million and $36.5 million for the years ended December 31, 2017 and 2016, respectively. Such rental arrangements are considered multiple element arrangements. The Company follows guidance in ASC 605-25, Revenue Recognition—Multiple-Element Arrangements. However, because the non-processing elements are primarily accounted for as rentals with a similar delivery pattern, the elements have the same revenue recognition timing. Commissions are recognized as incurred.

A summary of revenue is as follows for the years ended December 31, 2017 and 2016:

	2017	2016
	(In thousands)
Processing and other revenue	$1,744,520	$1,404,392
Interchange and card network fees	(1,012,167)	(769,221)

Subtotal	732,353	635,171
Commissions	(159,314)	(146,225)
Card network processing costs and other	(68,289)	(69,725)

Revenue	$504,750	$419,221

Depending on the country, the Company enters into Bank Sponsorship Agreement with Member Banks in order to provide processing services to its merchants, as either a member of the card networks or as an ISO through a processor. The Member Banks sponsorship authorizes the Company to process card network transactions under the applicable guidelines of the Member Banks. The Member Banks are ultimately responsible for the merchant relationship but, under this agreement passes the initial responsibility for settlement processing and risk of loss to the Company. As a member of the card networks, the Company has the ultimate responsibility for merchant relationship, settlement processing and risk of loss. As a member of the card networks or under the ISO relationship, receipts from processors and merchants are presented in “Processing and other revenue” in the above table.

The Company does not determine interchange rates; they are set by the card networks. These fees are presented as “Interchange and card network fees” in the above table.

The rights for the Company to earn service fee revenue from the receipt of fees from merchants are generated by a negotiated agreement with ISOs or other third parties. The ISO or third party acts as supplier of products or services by achieving most of the shared risks and rewards as principal in the merchant agreement; the Company passes the ISO’s share of merchant receipts to them as “Commissions” as presented in the above table.

Card network processing costs and other are assessed by the card networks for authorization, settlement, and card network access services. The Company collects these amounts through the processing cycle and reimburses the card networks. The Company is not responsible for the fulfilment or acceptance of these services and presents these costs as “Card network processing costs and other” in the above table.

The Company follows the requirements of ASC 605-45, Principal Agent Considerations, which states that the determination of whether a company should recognize revenue based on the gross amount billed to a customer or the net amount retained is a matter of judgment that depends on the facts and circumstances of the arrangement and that certain factors should be considered in the evaluation in determining the payment processing service revenue reporting.

The determination of gross versus net recognition for interchange and card network fees, commissions and network processing costs and other fees requires judgment that depends on the relevant facts and circumstances. The Company recognizes its processing and other revenue on a gross basis as the Company is the primary obligor for providing processing services. The Company recognizes its fees charged to customers net of interchange and card network fees, commissions, and card network processing costs and other fees because the fees are assessed to the Company’s merchant customers by other entities as it is not the primary obligor.

(m) Income taxes

The Company is considered a flow-through entity for U.S. federal tax purposes and most state jurisdictions. Income tax liabilities are incurred in foreign jurisdictions whereas income of EVO LLC in the U.S. flows through and is taxable to its members and not to EVO LLC.

EVO LLC’s domestic or foreign subsidiary’s income tax filings are periodically audited by the local tax authorities. EVO LLC’s open tax years by jurisdiction are as follows as of December 31, 2017:

Jurisdiction	Years
Canada	2015-2017
Czech Republic	2015-2017
Germany	2014-2017
Gibraltar	2016-2017
Ireland	2014-2017
Malta	2016-2017
Mexico	2015-2017
Poland	2013-2017
Spain	2014-2017
United Kingdom	2014-2017

Initial years shown open to income tax audit reflect the first taxable year of organization the first year which the Company has total or partial ownership of the legal entity in the Czech Republic, Gibraltar, Malta, and Mexico.

Deferred taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the consolidated financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

The Company recognizes deferred tax assets to the extent that it is expected these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. If the Company determines that it would be able to realize our deferred tax assets in the future in excess of their net recorded amount, the Company would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes. Deferred tax assets and deferred tax liabilities are measured using tax rates expected to apply for the period when the asset will be recovered or the liability will be settled, based on jurisdictional tax rates (and tax regulations) in effect. The effect of a change in tax rates is recognized in the consolidated statement of operations and comprehensive income (loss) in the period that includes the enactment date.

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2017. Such objective evidence limits the ability to consider other subjective evidence such as our projections of future growth.

On the basis of this evaluation, as of December 31, 2017 and 2016, a valuation allowance of $15.9 million and $11.5 million, respectively, has been established to reduce the carrying amount of the deferred tax to an amount that is more than likely than not to be realized in various European jurisdictions. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.

Uncertain tax positions

The Company records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process: (1) determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. The Company is subject to tax audits in various jurisdictions and regularly assesses the likely outcome of such audits in order to determine the need for liabilities for uncertain tax benefits. As of December 31, 2017 and 2016, the Company’s management believed that, based on its evaluation of the tax positions including its filed tax returns, there were no uncertain tax positions that required recognition or disclosure in the consolidated financial statements. The Company’s management continually evaluates the appropriateness of liabilities for uncertain tax positions considering factors such as statutes of limitations, audits, proposed settlements, and changes in tax law.

The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying consolidated statement of operations. Accrued interest and penalties are included within the related tax liability line in the consolidated balance sheet.

(n) Nonredeemable non-controlling interests and redeemable non-controlling interests

Non-controlling interests relate to the portion of equity in a consolidated subsidiary not attributable, directly or indirectly, to the Company. Where redemption of such non-controlling interests are solely within the control of the Company, such interests are reflected in the consolidated balance sheets as “Nonredeemable non-controlling interests” and in the consolidated statements of operations and comprehensive income (loss) as “Net income attributable to nonredeemable non-controlling interests.”

Redeemable non-controlling interests (“RNCI”) relate to non-controlling interests that are redeemable upon the occurrence of an event that is not solely within the Company’s control and are reported in the mezzanine section between total liabilities and members’ deficit in the Company’s consolidated balance sheets. The Company adjusts the redeemable non-controlling interests to reflect its estimate of the maximum redemption amount each year against the Company’s members’ deficit.

(o) Self-insurance

The Company is self-insured up to certain predetermined amounts for liabilities relating to employee related health and dental care benefits in the United States. The estimated costs of all known and probable losses were accrued by the Company as of December 31, 2017 and 2016. The provisions for self-insured employee related health and dental care benefits are estimated by management by considering historical claims experiences. The Company is also the beneficiary of a stop loss insurance policy for annual claims under its employee health care plan of $200,000 per plan member and an aggregate total insurance benefit of $1.0 million per year. The accrued liability for self-insured employee health claims was $0.4 million and $0.6 million as of December 31, 2017 and 2016, respectively.

(p) Foreign currency translation

The Company has operations in foreign countries whose functional currency is the local currency. Gains and losses on transactions denominated in currencies other than the functional currency are included in determining net income for the period.

The assets and liabilities of subsidiaries whose functional currency is a foreign currency are translated at the period end exchange rate. Income statement items are translated at the average monthly rates prevailing during the year. The resulting translation adjustment is recorded as a component of other comprehensive income (loss) and is included in members’ deficit.

(q) Fair value measurements

The Company follows ASC 820, Fair Value Measurements, which defines fair value as the price to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The determination of fair value is based on the principal or most advantageous market in which the Company could participate and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance. Also, determination of fair value assumes that market participants will consider the highest and best use of the asset.

The Company uses the hierarchy prescribed in the aforementioned accounting guidance for fair value measurements, based on the available inputs to the valuation and the degree to which they are observable or not observable in the market.

The three levels of the hierarchy are as follows:

Level 1 Inputs—Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date,

Level 2 Inputs—Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability, and

Level 3 Inputs—Unobservable inputs for the asset or liability used to measure fair value allowing for inputs reflecting the Company’s assumptions about what other market participants would use in pricing the asset or liability, including assumptions about risk.

(r) Segment reporting

The Company has two strategic operating segments: North America and Europe. Additionally, the Company has determined that the reportable segments are the same as the operating segments. The alignment of the Company’s segments is designed to establish lines of business that support the geographical markets the Company operates in and allow the Company to further globalize the Company’s solutions while working seamlessly with the Company’s teams across these markets.

The North America segment comprises the geographical markets of the United States, Canada and Mexico. The Europe segment comprises the geographical markets of Western Europe (Spain, United Kingdom, Ireland and Germany) and Eastern Europe (Poland and Czech Republic). The Company also provides general corporate services to its segments through a corporate function, which does not earn any revenues and is therefore not an operating segment. Such costs are reported as “Corporate.”

(s) Earnings per share

Historic basic and diluted earnings per common unit holder are not presented since the ownership structure of the Company is not a common unit of ownership.

(t) Recent accounting pronouncements

New accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, management believes that the impact of recently issued standards that are not yet effective will not have a material impact on the Company’s consolidated financial statements upon adoption.

In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other. This update simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. The amendments in this update are effective for annual or interim goodwill impairment tests in fiscal years beginning after December 15, 2021. The Company will early adopt ASU 2017-04 on a prospective basis effective January 1, 2018.

In January 2017, the FASB issued ASU 2017-01, Business Combinations. This update clarifies the definition of a business under ASC 805, Business Combinations. The amendment in this update is effective for annual periods beginning after December 15, 2017. Early adoption is permitted under certain circumstances. The Company elected to early adopt this standard as of January 1, 2016. The adoption of this standard did not have material impact to the consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Cash Receipts and Cash Payments. This update addresses eight specific cash flow issues with the objective of reducing the existing diversity in cash flow presentation practices. The amendment is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company is evaluating the impact of this ASU on the consolidated statement of cash flows.

In March, April and May 2016, the FASB issued ASU 2016-08, 2016-10 and 2016-12, Revenue from Contracts with Customers. These updates clarify certain definitions and topics with respect to ASU 2014-09. In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. This ASU supersedes the revenue recognition requirements in ASC 605, Revenue Recognition. The new standard provides a five-step analysis of transactions to determine when and how revenue is recognized, based upon the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new standard also requires additional disclosures regarding the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The new standard, as amended, is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. Companies are permitted to either apply the requirements retrospectively to all prior periods presented, or apply the requirements in the year of adoption, through a cumulative adjustment. The Company has performed a review of the requirements of the new revenue standard and is monitoring the activity of the FASB and the transition resource group as it relates to specific interpretive guidance. EVO LLC has engaged internal and external resources to assess the impact of the adoption of the new standard on the Company’s consolidated financial statements. The Company is analyzing customer contracts and applying the five-step model of the new standard to each contract. The new standard may cause changes to the amount and timing of revenue recognition resulting in a change to our current accounting practices. Additionally, the Company may be required to capitalize costs to obtain contracts with customers and amortize such costs over the useful life of the contract. The Company anticipates adopting the new revenue standard on January 1, 2019 using the modified retroactive approach.

In February 2016, the FASB issued ASU 2016-02, Leases. This standard aims to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The new standard is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early application of this update is permitted for all entities. The Company is evaluating the impact of this ASU on the consolidated results of operations and financial condition.